                                                                    Exhibit 10.6

                       HEALTH BENEFITS DIRECT CORPORATION

                          REGISTRATION RIGHTS AGREEMENT

                               NOVEMBER ___, 2005

                                TABLE OF CONTENTS

                                       i

                          REGISTRATION RIGHTS AGREEMENT

     THIS  REGISTRATION  RIGHTS  AGREEMENT  (this  "AGREEMENT")  is  made  as of
________________,  2005, between Health Benefits Direct Corporation,  a Delaware corporation (the "COMPANY"), and the individuals and entities listed on Schedule
A hereto (each, an "INVESTOR" and collectively, the "INVESTORS").

                                 R E C I T A L S

     WHEREAS,  the Company  and the  Investors  are parties to the  Subscription
Agreement  dated  _________________  __, 2005  pursuant  to a Private  Placement
Memorandum dated November 21, 2005 (the "SUBSCRIPTION AGREEMENT");

     WHEREAS,  the Investors'  obligations under the Subscription  Agreement are conditioned upon certain  registration  rights under the Securities Act of 1933, as amended (the "SECURITIES  ACT") as described in the  Subscription  Agreement;
and

     WHEREAS,  the Investors and the Company desire to provide for the rights of registration  under the Securities Act as are provided herein upon the execution and delivery of this Agreement by such investors and the Company.

     NOW, THEREFORE, in consideration of the promises, covenants, and conditions set forth herein, the parties hereto hereby agree as follows:

1.   REGISTRATION RIGHTS.

     1.1  DEFINITIONS. As used in this Agreement, the following terms shall have the meanings set forth below:

          (a)  "COMMISSION"  means the United  States  Securities  and  Exchange
Commission.

          (b) "COMMON STOCK" means the Company's  common stock, par value $0.001 per share.

          (c)  "CONVERSION  STOCK"  means the shares of Common  Stock  issued or issuable  upon  conversion  of the  Warrants to  purchase  Common  Stock  issued pursuant to the Subscription Agreement.

          (d)  "EFFECTIVENESS  DATE"  means  the 180th  day  following  the date hereof.

          (e)  "EXCHANGE  ACT" means the  Securities  Exchange  Act of 1934,  as amended.

          (f) "FILING DATE" means,  with respect to the  Registration  Statement required to be filed hereunder,  a date no later than ninety (90) days following the date hereof.

          (g) "INVESTOR" means any person owning Registrable Securities.

          (h) The terms "REGISTER,"  "REGISTERED" and "REGISTRATION"  refer to a registration  effected  by  preparing  and filing a  registration  statement  or similar  document in compliance  with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

          (i) "REGISTRABLE  SECURITIES"  means (i) the Conversion Stock and (ii)
any of the Shares (or issuable  upon the  conversion or exercise of any warrant, right or other  security that is issued as) or a dividend or other  distribution with respect to, or in exchange for, or in replacement of, the shares referenced in (i) and (ii) above; PROVIDED,  HOWEVER, that Registrable Securities shall not include any shares of Common  Stock which have  previously  been  registered  or which have been sold to the public either  pursuant to a registration  statement or Rule 144,  or which  have been  sold in a  private  transaction  in which the transferor's rights under this Section 1 are not assigned.

          (j) "RULE 144" means Rule 144 as promulgated  by the Commission  under the  Securities  Act,  as such Rule may be  amended  from  time to time,  or any similar successor rule that may be promulgated by the Commission.

          (k) "RULE 145" means Rule 145 as promulgated  by the Commission  under the  Securities  Act,  as such Rule may be  amended  from  time to time,  or any similar successor rule that may be promulgated by the Commission.

          (l) "SHARES"  means the shares of the Common Stock issued  pursuant to the Subscription Agreement.

          (m)  "WARRANTS"  means the  warrants to purchase  Common  Stock issued pursuant to the Subscription Agreement.

     1.2  COMPANY REGISTRATION.

          (a) On or prior to the Filing Date the Company  shall prepare and file with the Commission a Registration Statement covering the Registrable Securities for an  offering to be made on a  continuous  basis  pursuant  to Rule 415.  The
Registration  Statement shall be on Form SB-2 or Form S-3 (except if the Company is not then eligible to register for resale the  Registrable  Securities on Form
SB-2  or  Form  S-3,  in  which  case  such  registration  shall  be on  another
appropriate  form  in  accordance   herewith).   The  Company  shall  cause  the
Registration  Statement  to become  effective  and remain  effective as provided herein.  The Company shall use its  reasonable  commercial  efforts to cause the
Registration  Statement to be declared  effective  under the  Securities  Act as promptly as possible  after the filing  thereof,  but in any event no later than the Effectiveness Date. The Company shall use its reasonable  commercial efforts to keep the Registration  Statement  continuously effective under the Securities
Act  until  the date  which  is the  earlier  date of when  (i) all  Registrable
Securities  have  been  sold  or (ii)  all  Registrable  Securities  may be sold immediately  without  registration  under the  Securities Act and without volume restrictions  pursuant  to Rule  144(k),  as  determined  by the  counsel to the
Company  pursuant to a written  opinion  letter to such  effect,  addressed  and acceptable to the Company's transfer agent and the affected Investors.

          (b) If: (i) the Registration Statement is not filed on or prior to the
Filing Date; (ii) the  Registration  Statement is not declared  effective by the
Commission by the Effectiveness Date; or (iii) after the Registration  Statement is  filed  with and  declared  effective  by the  Commission,  the  Registration
Statement  ceases  to be  effective  (by  suspension  or  otherwise)  as to  all
Registrable  Securities  to which it is  required to relate at any time prior to the expiration of the Effectiveness Period (without being succeeded  immediately by an additional  registration  statement  filed and declared  effective)  for a period of time which shall exceed 30 days in the aggregate per year or more than
20 consecutive  calendar days (defined as a period of 365 days commencing on the date the  Registration  Statement is declared  effective);  (any such failure or breach  being  referred to as an "Event," and for purposes of clause (i) or (ii)
the date on which such Event  occurs,  or for  purposes of clause (iii) the date which such 30 day or 20 consecutive day period (as the case may be) is exceeded, or for  purposes  of clause  (iv) the date on which such three (3)  Trading  Day period  is  exceeded,  being  referred  to as  "Event  Date"),  then  until  the applicable  Event is cured,  the Company shall pay to each Investor an amount in cash, as liquidated damages and not as a penalty,  equal to 1.0% for each thirty
(30) day period (prorated for partial periods) on a daily basis of the aggregate amount invested by such Investor.  While such Event  continues,  such liquidated damages  shall be paid not less often  than each  thirty  (30) days.  Any unpaid liquidated  damages as of the date when an Event has been  cured by the  Company shall be paid within three (3) days  following  the date on which such Event has been cured by the Company.

          (c) The Company shall bear and pay all expenses incurred in connection with any  registration,  filing or qualification of Registrable  Securities with respect to the  registrations  pursuant to this  Section 1.2 for each  Investor, including (without limitation) all registration,  filing and qualification fees, printer's fees,  accounting fees and fees and  disbursements  of counsel for the
Company,  but  excluding  underwriting  discounts  and  commissions  relating to
Registrable Securities and fees and disbursements of counsel for the Investors.

     1.3  OBLIGATIONS OF THE COMPANY.  Whenever required under this Section 1 to effect the  registration  of any Registrable  Securities,  the Company shall, as expeditiously as reasonably possible:

          (a) Prepare and file with the Commission a registration statement with respect  to such  Registrable  Securities  and use its  commercially  reasonable efforts to cause such registration statement to become effective,  and, upon the request of the  Investors of at least a majority of the  Registrable  Securities registered  thereunder,  keep such registration statement effective for a period which shall end the  earlier of when (i) all  Registrable  Securities  have been sold  or  (ii)  all  Registrable  Securities  may be  sold  immediately  without registration under the Securities Act and without volume  restrictions  pursuant to Rule 144(k);

          (b)  Prepare  and  file  with  the  Commission   such  amendments  and
supplements to such registration statement and the prospectus used in connection with  such  registration  statement  as may be  necessary  to  comply  with  the provisions  of  the  Securities  Act  with  respect  to the  disposition  of all securities covered by such registration statement;

          (c) Furnish to the  Investors  such numbers of copies of a prospectus, including a preliminary  prospectus,  in conformity with the requirements of the
Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable  Securities owned by them (provided that the Company  would not be required  to print such  prospectuses  if readily available to Investors from any electronic service,  such as on the EDGAR filing database maintained at www.sec.gov);

          (d) Use its  commercially  reasonable  efforts to register and qualify
the  securities  covered  by  such  registration   statement  under  such  other
securities'  or blue sky  laws of such  jurisdictions  as  shall  be  reasonably requested by the  Investors;  provided that the Company shall not be required in connection  therewith or as a condition  thereto to qualify to do business or to
file  a  general   consent  to  service  of  process  in  any  such   states  or
jurisdictions;

          (e) In the event of any underwritten  public offering,  enter into and perform its obligations under an underwriting  agreement, in usual and customary
form,  with  the  managing   underwriter(s)  of  such  offering  (each  Investor
participating  in such  underwriting  shall  also  enter  into and  perform  its obligations under such an agreement);

          (f) Notify each  Investor of  Registrable  Securities  covered by such registration  statement  at any  time  when a  prospectus  relating  thereto  is required to be delivered  under the Securities Act of the happening of any event as a result of which the prospectus included in such registration  statement, as then in effect,  includes  an untrue  statement  of a material  fact or omits to state a material  fact  required to be stated  therein or  necessary to make the statements  therein  not  misleading  in the  light  of the  circumstances  then existing;

          (g)  Cause  all  such  Registrable   Securities   registered  pursuant
hereunder  to be listed on each  securities  exchange or  nationally  recognized quotation  system on which  similar  securities  issued by the  Company are then listed; and

          (h)  Provide  a  transfer  agent  and  registrar  for all  Registrable
Securities  registered  pursuant  hereunder  and a CUSIP  number  for  all  such
Registrable  Securities,  in each case not later than the effective date of such registration.

     1.4  FURNISH  INFORMATION.  It  shall  be  a  condition  precedent  to  the
Company's obligations to take any action pursuant to this Section 1 with respect to the Registrable  Securities of any selling  Investor that such Investor shall furnish to the Company such information regarding such Investor, the Registrable
Securities held by such Investor, and the intended method of disposition of such securities as shall be required by the Company or the managing underwriters,  if any, to effect the registration of such Investor's Registrable Securities.

     1.5   DELAY OF  REGISTRATION.  No Investor shall have any right to obtain or seek an injunction  restraining or otherwise  delaying any such  registration as
the  result  of  any   controversy   that  might  arise  with   respect  to  the
interpretation or implementation of this Section 1.

     1.6     INDEMNIFICATION.

          (a) To the extent  permitted by law, the Company  will  indemnify  and hold harmless each Investor,  any underwriter (as defined in the Securities Act)
for such  Investor  and each  person,  if any,  who  controls  such  Investor or underwriter  within  the  meaning of the  Securities  Act or the  Exchange  Act, against any losses, claims,  damages, or liabilities (joint or several) to which any of the foregoing  persons may become subject under the  Securities  Act, the
Exchange Act or other federal or state  securities law,  insofar as such losses, claims,  damages or liabilities (or actions in respect  thereof) arise out of or are  based  upon  any of  the  following  statements,  omissions  or  violations
(collectively,  a  "VIOLATION"):  (i) any untrue  statement  or  alleged  untrue statement of a material fact  contained in a registration  statement,  including any  preliminary  prospectus  or  final  prospectus  contained  therein  or  any amendments  or  supplements  thereto  (collectively,  the  "FILINGS"),  (ii) the omission or alleged omission to state in the Filings a material fact required to be stated therein,  or necessary to make the statements  therein not misleading, or (iii) any  violation or alleged  violation  by the Company of the  Securities
Act,  the  Exchange  Act,  any state  securities  law or any rule or  regulation promulgated  under the Securities Act, the Exchange Act or any state  securities law; and the Company will pay any legal or other expenses reasonably incurred by any person to be indemnified  pursuant to this Section 1.7(a) in connection with investigating or defending any such loss,  claim,  damage,  liability or action;
PROVIDED, HOWEVER, that the indemnity agreement contained in this Section 1.7(a)
shall not apply to amounts paid in settlement of any such loss,  claim,  damage, liability,  or action if such settlement is effected  without the consent of the
Company  (which  consent  shall  not be  unreasonably  withheld),  nor shall the
Company be liable in any such case for any such loss, claim, damage,  liability, or action to the extent that it arises out of or is based upon a Violation  that occurs in reliance upon and in  conformity  with written  information  furnished expressly for use in connection  with such  registration  by any such  Investor, underwriter or controlling person.

          (b) To the extent  permitted by law, each Investor will  indemnify and hold harmless the Company,  each of its directors,  each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities  Act, any  underwriter,  any other Investor selling securities in such registration  statement and any controlling person of any such underwriter or other Investor,  against any losses, claims, damages, or liabilities  (joint or several) to which any of the foregoing persons may become subject  under the  Securities  Act, the Exchange Act or other  federal or state securities  law  insofar as such  losses,  claims,  damages or  liabilities  (or actions in respect  thereto)  arise out of or are based upon any  Violation,  in each case to the extent (and only to the extent) that such  Violation  occurs in reliance  upon and in  conformity  with  written  information  furnished by such
Investor expressly for use in connection with such  registration;  and each such
Investor will pay any legal or other expenses  reasonably incurred by any person
to  be  indemnified   pursuant  to  this  Section  1.6(b)  in  connection   with
investigating or defending any such loss,  claim,  damage,  liability or action;
PROVIDED, HOWEVER, that the indemnity agreement contained in this Section 1.6(b)
shall not apply to amounts paid in settlement of any such loss,  claim,  damage, liability or action if such  settlement  is effected  without the consent of the
Investor (which consent shall not be unreasonably withheld);  PROVIDED, HOWEVER, in no event shall any indemnity  under this  subsection  1.6(b) exceed the gross proceeds from the offering received by such Investor.

          (c) Promptly after receipt by an indemnified  party under this Section
1.6 of notice of the  commencement  of any action  (including  any  governmental action),  such  indemnified  party will, if a claim in respect  thereof is to be made  against any  indemnifying  party under this  Section  1.6,  deliver to the indemnifying  party  a  written  notice  of the  commencement  thereof  and  the indemnifying  party shall have the right to  participate  in, and, to the extent the indemnifying  party so desires,  jointly with any other  indemnifying  party
similarly  noticed,   to  assume  the  defense  thereof  with  counsel  mutually satisfactory  to the  parties;  PROVIDED,  HOWEVER,  that an  indemnified  party

(together with all other  indemnified  parties that may be  represented  without conflict by one counsel)  shall have the right to retain one  separate  counsel,
with  the  fees  and  expenses  to  be  paid  by  the  indemnifying   party,  if
representation  of  such  indemnified  party  by  the  counsel  retained  by the indemnifying  party would be inappropriate due to actual or potential  differing interests between such indemnified party and any other party represented by such counsel  in such  proceeding.  The  failure  to  deliver  written  notice to the indemnifying  party within a  reasonable  time of the  commencement  of any such action,  if materially  prejudicial to its ability to defend such action,  shall relieve such indemnifying  party of any liability to the indemnified party under this  Section  1.6,  but  the  omission  so to  deliver  written  notice  to the indemnifying  party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.6.

          (d) If the indemnification  provided for in Sections 1.6(a) and (b) is held by a court of competent  jurisdiction  to be  unavailable to an indemnified party with respect to any loss,  claim,  damage or expense  referred to therein, then the  indemnifying  party in lieu of  indemnifying  such  indemnified  party hereunder,  shall  contribute to the amount paid or payable by such  indemnified party as a result of such loss,  claim,  damage or expense in such proportion as is appropriate to reflect the relative  fault of the  indemnifying  party on the one  hand and of the  indemnified  party on the  other  in  connection  with the statements or omissions or alleged statements or omissions that resulted in such loss,  liability,  claim or  expense  as well as any  other  relevant  equitable considerations.  The  relative  fault  of  the  indemnifying  party  and  of the indemnified  party shall be  determined  by reference  to,  among other  things, whether the untrue or alleged  untrue  statement  of a material  fact relates to information  supplied by the indemnifying  party or by the indemnified party and the parties' relative intent,  knowledge,  access to information and opportunity to correct or prevent such statement or omission. In no event shall any Investor be required to  contribute  an amount in excess of the gross  proceeds  from the offering received by such Investor.

          (e) Notwithstanding  the foregoing,  to the extent that the provisions on  indemnification  and contribution  contained in the  underwriting  agreement entered into in connection with the underwritten public offering are in conflict with the foregoing  provisions,  the  provisions of the  underwriting  agreement shall control.

          (f) The  obligations  of the Company and Investors  under this Section
1.7 shall survive the completion of any offering of Registrable  Securities in a registration statement under this Section 1, and otherwise.

     1.7  REPORTS UNDER SECURITIES EXCHANGE ACT. With a view to making available the benefits of certain rules and regulations of the Commission,  including Rule
144,  that may at any time permit an Investor to sell  securities of the Company to the public without  registration  or pursuant to a registration on Form SB-2, the Company agrees to:

          (a) make and keep  public  information  available,  as those terms are understood  and defined in Rule 144,  at all times after  ninety (90) days after the effective date of the first registration  statement filed by the Company for the offering of its securities to the general public;

          (b) take such action,  including  the  voluntary  registration  of its
Common Stock under Section 12 of the Exchange Act, as is necessary to enable the
Investors  to utilize  Form SB-2 for the sale of their  Registrable  Securities, such action to be taken as soon as practicable  after the end of the fiscal year in which the first registration  statement filed by the Company for the offering of its securities to the general public is declared effective;

          (c) file with the  Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act;
and

          (d)  furnish  to any  Investor,  so  long  as the  Investor  owns  any
Registrable  Securities,  forthwith upon request (i) a written  statement by the
Company that it has complied with the reporting requirements of Rule 144 (at any time after  ninety  (90)  calendar  days after the  effective  date of the first registration  statement  filed  by the  Company),  the  Securities  Act  and the
Exchange  Act (at  any  time  after  it has  become  subject  to such  reporting requirements),  or that it  qualifies as a registrant  whose  securities  may be resold pursuant to Form SB-2 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company,  and (iii) such other  information as may be  reasonably  requested in availing any Investor of any rule or  regulation of the  Commission  that  permits  the  selling  of  any  such  securities  without registration or pursuant to such form.

     1.8  TRANSFER OR ASSIGNMENT OF REGISTRATION RIGHTS. The rights to cause the
Company to register  Registrable  Securities  pursuant to this  Section 1 may be transferred or assigned, but only with all related obligations, by a Investor to a transferee  or assignee who (a)  acquires at least 50,000  shares  (subject to appropriate  adjustment for stock splits,  stock dividends and  combinations) of
Registrable  Securities from such transferring Investor or (b) holds Registrable
Securities  immediately  prior to such transfer or assignment;  provided that in the case of (a),  (i) prior to such  transfer  or  assignment,  the  Company  is furnished with written notice stating the name and address of such transferee or assignee and identifying the securities with respect to which such  registration rights are being  transferred  or  assigned,  (ii) such  transferee  or assignee agrees in writing to be bound by and subject to the terms and conditions of this
Agreement,  including without limitation the provisions of Section 1.9 and (iii)
such transfer or assignment  shall be effective  only if  immediately  following such transfer or assignment the further  disposition  of such  securities by the transferee or assignee is restricted under the Securities Act.

     1.9  "MARKET STAND-OFF" AGREEMENT. Each Investor hereby agrees that it will not, without the prior written consent of the managing  underwriter,  during the period commencing on the date of the final prospectus  relating to the Company's initial  underwritten  public  offering and ending on the date  specified by the
Company  and the  managing  underwriter  (such  period not to exceed one hundred eighty (180) calendar days) (i) lend,  offer,  pledge,  sell,  contract to sell, sell any option or  contract  to  purchase,  purchase  any option or contract to sell, grant any option,  right or warrant to purchase,  or otherwise transfer or dispose of,  directly or indirectly,  any  securities of the Company,  including
(without  limitation) shares of Common Stock or any securities  convertible into or exercisable or exchangeable  for Common Stock (whether now owned or hereafter acquired)  or (ii) enter into any swap or other  arrangement  that  transfers to another,  in whole or in part, any of the economic  consequences of ownership of any securities of the Company,  including (without  limitation) shares of Common
Stock or any securities  convertible  into or exercisable  or  exchangeable  for
Common  Stock  (whether  now  owned or  hereafter  acquired),  whether  any such transaction  described  in clause (i) or (ii) above is to be settled by delivery of securities, in cash or otherwise. The foregoing covenants shall apply only to the Company's initial  underwritten public offering of equity securities,  shall not apply to the sale of any shares by a Investor to an underwriter  pursuant to an  underwriting  agreement and shall only be applicable to the Investors if all the Company's executive  officers,  directors and greater than five percent (5%)
stockholders enter into similar  agreements.  Each Investor agrees to execute an agreement(s)  reflecting  (i) and (ii) above as may be requested by the managing underwriters  at the  time of the  initial  underwritten  public  offering,  and further agrees that the Company may impose stop transfer  instructions  with its transfer  agent in order to enforce the  covenants  in (i) and (ii)  above.  The underwriters  in  connection  with the  Company's  initial  underwritten  public offering are intended third party beneficiaries of the covenants in this Section
1.9 and shall have the right,  power and authority to enforce such  covenants as though they were a party hereto.

2.   COVENANTS OF THE COMPANY TO THE INVESTORS.

     2.1  INFORMATION  RIGHTS.  The Company  shall  deliver to each Investor who holds  (and  continues  to hold) at least  50,000  shares  of  Conversion  Stock
(subject  to  appropriate  adjustment  for stock  splits,  stock  dividends  and combinations),  upon the request of such  Investor,  (which may be  satisfied by filing of Company quarterly and annual reports under the Exchange Act):

          (a) as soon as practicable, but in any event within one hundred twenty
(120)  calendar  days  after  the  end of  each  fiscal  year  of  the  Company, consolidated  balance sheets of the Company and its subsidiaries,  if any, as of the  end of  such  fiscal  year,  and  consolidated  statements  of  income  and consolidated  statements of cash flows of the Company and its  subsidiaries,  if any, for such year,  prepared in accordance with generally  accepted  accounting principles ("GAAP"), all in reasonable detail; and

          (b) as soon as  practicable,  but in any event within  forty-five (45)
calendar  days  after the end of each of the first  three (3)  quarters  of each fiscal year of the Company,  consolidated  balance sheets of the Company and its subsidiaries, if any, as of the end of such quarter, and consolidated statements of income  and  consolidated  statements  of cash flows of the  Company  and its subsidiaries,  if any, for such quarter prepared in accordance with GAAP, all in reasonable detail.

     2.2  CONFIDENTIALITY. Each Investor receiving any non-public information of the  Company  hereby  agrees  to hold in  confidence  and  trust and to act in a fiduciary manner with respect to all information so provided; PROVIDED, HOWEVER, that  notwithstanding  the foregoing,  an Investor may include summary financial information  concerning the Company and general statements concerning the nature and  progress  of  the  Company's  business  in an  Investor's  reports  to  its affiliates.

3.   LEGEND.

          (a) Each  certificate  representing the shares of Common Stock held by the Investors shall be endorsed with the following legend (the "LEGEND"):

          THE SHARES  REPRESENTED  BY THIS  CERTIFICATE  ARE
          SUBJECT  TO A  LOCK-UP  PERIOD  OF UP TO 180  DAYS
          FOLLOWING  THE  EFFECTIVE  DATE OF A  REGISTRATION
          STATEMENT   OF  THE   COMPANY   FILED   UNDER  THE
          SECURITIES  ACT OF 1933, AS AMENDED,  AS SET FORTH
          IN  THAT  CERTAIN  REGISTRATION  RIGHTS  AGREEMENT
          BETWEEN THE CORPORATION AND THE ORIGINAL HOLDER OF
          THESE  SHARES,  A COPY OF WHICH MAY BE OBTAINED AT
          THE CORPORATION'S  PRINCIPAL OFFICE.  SUCH LOCK-UP
          PERIOD IS BINDING ON TRANSFEREES OF THESE SHARES.

          (b) The Company  agrees that,  during the term of this  Agreement,  it will not  remove,  and will not  permit  to be  removed  (upon  registration  of transfer,  re-issuance or otherwise),  the Legend from any such  certificate and will place or cause to be placed the Legend on any new  certificate  theretofore represented by a certificate carrying the Legend.

4.   MISCELLANEOUS.

     4.1  GOVERNING LAW. This Agreement shall be governed in all respects by the laws of the State of  Delaware as such laws are  applied to  agreements  between
Delaware  residents  entered into and to be performed  entirely within Delaware, without regard to conflict of laws rules.

     4.2  WAIVERS AND AMENDMENTS.  This Agreement may be terminated and any term of this Agreement may be amended or waived (either  generally or in a particular instance and either  retroactively or prospectively) with the written consent of the  Company  and  Investors  holding  at least a  majority  of the  Registrable
Securities then  outstanding  (the "MAJORITY  INVESTORS").  Notwithstanding  the
foregoing,  additional  parties may be added as Investors  under this  Agreement with the  written  consent of the Company and the  Majority  Investors.  No such amendment or waiver shall reduce the  aforesaid  percentage  of the  Registrable
Securities,  the holders of which are  required  to consent to any  termination, amendment  or waiver  without  the  consent of the record  holders of all of the
Registrable  Securities.  Any  termination,  amendment  or  waiver  effected  in accordance  with  this  Section  4.2  shall  be  binding  upon  each  holder  of
Registrable  Securities  then  outstanding,  each  future  holder  of  all  such
Registrable Securities and the Company.

     4.3  SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions of this  Agreement  shall inure to the benefit of, and be binding upon,  the  successors,  assigns,  heirs,  executors and  administrators  of the parties hereto.

     4.4  ENTIRE  AGREEMENT.  This  Agreement  constitutes  the full and  entire understanding  and agreement among the parties with regard to the subject matter hereof,  and no party  shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein.

     4.5  NOTICES.  All notices and other  communications  required or permitted under this  Agreement  shall be in writing and shall be delivered  personally by hand or by courier,  mailed by United States  first-class mail, postage prepaid, sent by facsimile or sent by electronic mail directed (a) if to an Investor,  at such Investor's  address,  facsimile number or electronic mail address set forth in the  Company's  records,  or at  such  other  address,  facsimile  number  or electronic mail address as such Investor may designate by ten (10) days' advance written  notice to the other  parties  hereto or (b) if to the  Company,  to its address,  facsimile number or electronic mail address set forth on its signature page to this  Agreement  and directed to the attention of the  President,  or at such other address,  facsimile  number or electronic mail address as the Company may  designate by ten (10) days'  advance  written  notice to the other  parties hereto. All such notices and other  communications  shall be effective or deemed given upon  personal  delivery,  on the date of mailing,  upon  confirmation  of facsimile transfer or upon confirmation of electronic mail delivery.

     4.6  INTERPRETATION.  The words "include,"  "includes" and "including" when used herein  shall be deemed in each case to be  followed by the words  "without limitation."  The  titles  and  subtitles  used in this  Agreement  are used for convenience  only and are not  considered  in construing  or  interpreting  this
Agreement.

     4.7  SEVERABILITY.  If one or more provisions of this Agreement are held to be  unenforceable  under  applicable  law, such provision shall be excluded from this Agreement, and the balance of the Agreement shall be interpreted as if such provision  were so excluded,  and shall be  enforceable  in accordance  with its terms.

     4.8  COUNTERPARTS.  This  Agreement  may  be  executed  in  any  number  of counterparts,  each of which  shall be an  original,  but all of which  together shall constitute one instrument.

     4.9  TELECOPY  EXECUTION  AND  DELIVERY.  A  facsimile,  telecopy  or other reproduction  of this  Agreement may be executed by one or more parties  hereto, and an executed  copy of this  Agreement may be delivered by one or more parties hereto by facsimile or similar electronic  transmission device pursuant to which the signature of or on behalf of such party can be seen,  and such execution and delivery shall be considered valid,  binding and effective for all purposes.  At the request of any party hereto, all parties hereto agree to execute an original of this  Agreement  as well as any  facsimile,  telecopy  or other  reproduction hereof.

                                       10

          IN WITNESS  WHEREOF,  the parties have executed this  Agreement on the day, month and year first set forth above.

                                    "Company"

                                    Health Benefits Direct Corporation

                                    By:________________________________
                                       Name
                                       Title:

                                    ADDRESS:
                                    --------
                                    2900 Gateway Drive
                                    Pompano Beach, Florida 33069
                                    Telephone: (954) 944-4447
                                    Telecopy: (954) 691-4010
                                    Attention: President
                                    Email:________________________

         IN WITNESS  WHEREOF,  the parties have executed  this  Agreement on the day, month and year first set forth above.

                                                "Investor"

                                                --------------------------------

                                                By:
                                                    ----------------------------
                                                    Name
                                                    Title:

                                                Address:
                                                --------

                                                --------------------------------
                                                --------------------------------
                                                --------------------------------
                                                Telephone:
                                                           ---------------------
                                                Telecopy:
                                                          ----------------------
                                                Email:
                                                       -------------------------

                                   SCHEDULE A

                                    INVESTORS